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EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements of Broadview Media, Inc. on Form S-8 (Nos. 33-69036, 333-83769 and 333-56054) of our report dated April 28, 2005, appearing in the Form 10-KSB Annual Report of Broadview Media, Inc. for the year ended March 31, 2005.

                                       /s/ Lurie Besikof Lapidus & Company, LLP
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                                       Lurie Besikof Lapidus & Company, LLP
                                       Minneapolis, Minnesota
                                       June 24, 2005